UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 12, 2010

ATSI Communications, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation

001-15687 (Commission File Number)	74-2849995 (I.R.S. Employer Identification No.)

3201 Cherry Ridge, Building C, Suite 300 San Antonio, Texas (Address of Principal Executive Offices)	78230 (Zip Code)

(210) 614-7240
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

On October 12, 2010, ATSI Communications, Inc. (the “Company”) issued a press release regarding its results of operations for the fiscal year ended July 31, 2010.  A copy of this press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to General Instruction B.2, the information furnished pursuant to this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, notwithstanding any general incorporation language in those filings.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated October 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATSI Communications, Inc.

Date: October 15, 2010	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr. Sr. VP of Finance & Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 12, 2010